Shore Bancshares Reports Third Quarter and Nine-Month Results

EASTON, Md., Oct. 18, 2018 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ: SHBI) reported net income of $4.454 million or $0.35 per diluted common share for the third quarter of 2018, compared to net income of $4.391 million or $0.34 per diluted common share for the second quarter of 2018, and net income of $3.412 million or $0.27 per diluted common share for the third quarter of 2017. The Company reported net income of $12.903 million or $1.01 per diluted common share for the first nine months of 2018, compared to net income of $8.564 million or $0.68 per diluted common share for the first nine months of 2017.

When comparing the third quarter of 2018 to the second quarter of 2018, the primary reasons for the improved results were increases in net interest income of $314 thousand, noninterest income of $170 thousand and a reduction in provision for credit losses of $111 thousand. These improvements to income were partially offset by an increase in noninterest expenses of $458 thousand. When comparing the third quarter of 2018 to the third quarter of 2017, improved results were due to increases in net interest income of $621 thousand, noninterest income of $285 thousand and a reduced corporate income tax rate from 35% to 21%, respectively, offset by an increase in noninterest expenses of $566 thousand. When comparing the first nine months of 2018 to the first nine months of 2017, improved earnings were due to increases in net interest income of $4.8 million, noninterest income of $768 thousand, a reduction in provision for credit losses of $532 thousand and a lower corporate income tax rate. Noninterest expenses increased $3.0 million when comparing the first nine months of 2018 to the first nine months of 2017, primarily due to operating four additional branches for the entire nine months of 2018 compared to only four months in 2017.

"We are pleased to report improved earnings for the quarter as we continue to experience strong loan demand and growth in our core deposits," said Lloyd L. "Scott" Beatty, Jr., President and Chief Executive Officer. "Loans increased $23.7 million, while deposits increased $6.7 million when comparing the third and second quarter of 2018. We remain diligent in our efforts to be a major participant in all lending and saving activities in the states of Maryland and Delaware as well as the Eastern Shore of Virginia."

Balance Sheet Review
Total assets were $1.474 billion at September 30, 2018, a $79.0 million, or 5.7%, increase when compared to $1.394 billion at the end of 2017. The primary reason for the increase was the addition of $87.0 million in loans, which were funded by a decrease in investment securities available for sale of $29.3 million, and an increase in short-term borrowings of $92.3 million.

Total deposits at September 30, 2018 decreased $20.9 million, or 1.7%, when compared to December 31, 2017. The decrease in deposits was spread among all interest-bearing deposit categories with the exception of brokered deposits which increased $23.5 million in 2018. In addition, noninterest-bearing deposits have increased $3.4 million in 2018 helping offset the decrease in interest-bearing deposits. The decline in deposits was primarily due to seasonal shifts in municipal deposits coupled with deployment of capital by many small business customers.

Total stockholders' equity increased $7.7 million, or 4.7%, when compared to the end of 2017. At September 30, 2018, the ratio of total equity to total assets was 11.63% and the ratio of total tangible equity to total tangible assets was 9.69%, lower than the 11.75% and slightly higher than the 9.65%, respectively, at December 31, 2017.

Total assets at September 30, 2018 increased $97.4 million, or 7.1%, when compared to total assets at September 30, 2017. The primary reason for the increase was the growth in loans of $133.3 million, or 12.7% which was partially funded by the decrease in investment securities available for sale of $45.7 million. Total deposits decreased $24.4 million, or 2.0%, when compared to September 30, 2017, which included a reduction in interest-bearing deposits of $30.1 million, partially offset by an increase in noninterest-bearing deposits of $5.7 million. Total stockholders' equity increased $8.8 million, or 5.4%, when compared to September 30, 2017.

Review of Quarterly Financial Results
Net interest income was $12.9 million for the third quarter of 2018, compared to $12.6 million for the second quarter of 2018 and $12.3 million for the third quarter of 2017. The increase in net interest income when compared to the second quarter of 2018 was primarily due to an increase in average loans of $33.2 million contributing $574 thousand in interest and fees on loans, partially offset by an increase in interest expense on interest-bearing deposits of $246 thousand. The increase in net interest income for the third quarter of 2018 when compared to the third quarter of 2017 was primarily due to an increase in average loans of $140.0 million resulting in $1.4 million in additional interest and fees on loans, partially offset by an increase in interest on short-term borrowings of $459 thousand and higher rates paid on interest-bearing deposits of $219 thousand. The Company's net interest margin decreased to 3.76% from 3.79% in both the second quarter of 2018 and third quarter of 2017. The decline in net interest margin from the second quarter of 2018 and the third quarter of 2017 was the direct result of increased short-term borrowings and rising rates paid on interest-bearing deposits which allowed the Bank to remain competitive for core deposits and help fund loan growth during the period.

The provision for credit losses was $307 thousand for the three months ended September 30, 2018. The comparable amounts were $418 thousand and $345 thousand for the three months ended June 30, 2018 and September 30, 2017, respectively. Net charge-offs were $100 thousand for the third quarter of 2018, $84 thousand for the second quarter of 2018 and $182 thousand for the third quarter of 2017. The ratio of annualized net charge-offs to average loans was 0.03% for the third and second quarters of 2018 and 0.07% for the third quarter of 2017. The ratio of the allowance for credit losses to period-end loans was 0.87% at September 30, 2018 and June 30, 2018 and 0.89% at September 30, 2017.

At September 30, 2018, nonperforming assets were $8.9 million, an increase of $557 thousand, or 6.7%, when compared to June 30, 2018. Nonaccrual loans increased $605 thousand, or 9.0%, while accruing TDRs decreased $687 thousand, or 7.1%. When comparing September 30, 2018 to September 30, 2017, nonperforming assets increased $780 thousand, or 9.6%, and accruing TDRs decreased $4.6 million, or 33.8%. The ratio of nonperforming assets to total assets was 0.60%, 0.57% and 0.59% at September 30, 2018, June 30, 2018 and September 30, 2017, respectively. In addition, the ratio of accruing TDRs to total assets at September 30, 2018 was 0.61%, compared to 0.66% at June 30, 2018 and 0.98% at September 30, 2017.

Total noninterest income for the third quarter of 2018 increased $170 thousand, or 3.7%, when compared to the second quarter of 2018 and increased $285 thousand, or 6.4%, when compared to the third quarter of 2017. The increase from the second quarter of 2018 was primarily due to increases in loan fee income, fees on bank services and service charges on deposit accounts. The increase when compared to the third quarter of 2017 was due to increased loan servicing and fee income and higher insurance agency commissions.

Total noninterest expense for the third quarter of 2018 increased $458 thousand, or 4.2%, when compared to the second quarter of 2018 and increased $566 thousand, or 5.3%, when compared to the third quarter of 2017. The increase in noninterest expenses from the second quarter of 2018 was primarily due to increased salary and wages due to an additional working day in the quarter, increased data processing fees and a write-down on an OREO property of $128 thousand. The increase in noninterest expense for the third quarter of 2018 compared to the third quarter of 2017 was primarily due to increases in salary and wages and employee benefits resulting from pay increases, the filling of vacant positions throughout the Company and additional amortization of intangibles acquired in the Northwest branch acquisition in 2017.

Review of Nine-Month Financial Results
Net interest income for the first nine months of 2018 was $37.9 million, an increase of $4.7 million, or 14.3% when compared to the first nine months of 2017. The increase was primarily due an increase in average loans of approximately $184.2 million and higher yields earned on taxable investment securities. This contributed to an increase in the yield on total earning assets of 17 bps over the first nine months of 2017. Partially offsetting the significant improvement on total earning assets for the first nine months of 2018 were increases in the average balance on short-term borrowings of $75.0 million and interest-bearing deposits of $47.4 million. Despite the increase in the cost of total interest-bearing liabilities of 16 bps, the net interest margin improved to 3.79% for the first nine months of 2018 compared to 3.75% for the first nine months of 2017.

The provisions for credit losses for the nine months ended September 30, 2018 and 2017 were $1.2 million and $1.7 million, respectively, while net charge-offs were $667 thousand and $1.2 million, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 0.08% for the first nine months of 2018 and 0.16% for the first nine months of 2017.

Total noninterest income for the nine months ended September 30, 2018 increased $768 thousand, or 5.7%, when compared to the same period in 2017, primarily due to other noninterest income of $445 thousand which included higher fees on bank services of $326 thousand and higher loan fee income of $69 thousand. In addition, service charges on deposit accounts increased $177 thousand while both Trust and Insurance divisions had positive variances.

Total noninterest expense for the nine months ended September 30, 2018 increased $3.0 million, or 9.8%, when compared to the same period in 2017. The increase was primarily due to the cost of operating four additional branches which caused increases in almost all noninterest expense line items, offset by lower data processing fees, other real estate owned expenses and legal and professional fees.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank; one retail insurance producer firm, The Avon-Dixon Agency, LLC, with two specialty lines, Elliott Wilson Insurance (Trucking) and Jack Martin Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares Inc. engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2018	2017	Change		2018	2017	Change

Net interest income	$ 12,947	$ 12,326	5.0%		$ 37,909	$ 33,159	14.3%
Provision for credit losses	307	345	(11.0)		1,214	1,746	(30.5)
Noninterest income	4,710	4,425	6.4		14,179	13,411	5.7
Noninterest expense	11,286	10,720	5.3		33,576	30,570	9.8
Income before income taxes	6,064	5,686	6.6		17,298	14,254	21.4
Income tax expense	1,610	2,274	(29.2)		4,395	5,690	(22.8)
Net income	$ 4,454	$ 3,412	30.5		$ 12,903	$ 8,564	50.7

Return on average assets	1.21%	0.98%	23	bp	1.21%	0.91%	30	bp
Return on average equity	10.38	8.48	190		10.31	7.23	308
Return on average tangible equity (1)	13.36	10.84	252		13.24	8.36	488
Net interest margin	3.76	3.79	(3)		3.79	3.75	4
Efficiency ratio - GAAP	63.92	64.00	(8)		64.46	65.64	(118)
Efficiency ratio - Non-GAAP (1)	62.23	63.11	(88)		63.15	64.96	(181)

PER SHARE DATA
Basic net income per common share	$ 0.35	$ 0.27	29.6%		$ 1.01	$ 0.68	48.5%
Diluted net income per common share	0.35	0.27	29.6		1.01	0.68	48.5
Dividends paid per common share	0.08	0.05	60.0		0.23	0.15	53.3
Book value per common share at period end	13.45	12.82	4.9
Tangible book value per common share at period end (1)	10.96	10.24	7.0
Market value at period end	17.82	16.65	7.0
Market range:
High	19.84	17.34	14.4		20.09	17.92	12.1
Low	16.63	15.97	4.1		16.28	14.64	11.2

AVERAGE BALANCE SHEET DATA
Loans	$ 1,174,513	$ 1,034,553	13.5%		$ 1,140,925	$ 956,694	19.3%
Investment securities	178,572	218,675	(18.3)		186,936	198,499	(5.8)
Earning assets	1,370,573	1,295,432	5.8		1,341,403	1,189,699	12.8
Assets	1,457,074	1,377,975	5.7		1,426,504	1,257,152	13.5
Deposits	1,192,845	1,210,894	(1.5)		1,174,505	1,089,704	7.8
Stockholders' equity	170,299	159,551	6.7		167,288	158,342	5.6

CREDIT QUALITY DATA
Net charge-offs	$ 100	$ 182	(45.1)%		$ 667	$ 1,177	(43.3)%

Nonaccrual loans	$ 7,362	$ 6,289	17.1
Loans 90 days past due and still accruing	3	5	(40.0)
Other real estate owned	1,518	1,809	(16.1)
Total nonperforming assets	8,883	8,103	9.6
Accruing troubled debt restructurings (TDRs)	8,933	13,493	(33.8)
Total nonperforming assets and accruing TDRs	$ 17,816	$ 21,596	(17.5)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.63%	11.82%	(19)	bp
Period-end tangible equity to tangible assets (1)	9.69	9.67	2

Annualized net charge-offs to average loans	0.03	0.07	(4)		0.08%	0.16%	(8)	bp

Allowance for credit losses as a percent of:
Period-end loans	0.87	0.89	(2)
Nonaccrual loans	140.29	147.80	(751)
Nonperforming assets	116.27	114.71	156
Accruing TDRs	115.62	68.89	4,673
Nonperforming assets and accruing TDRs	57.97	43.04	1,493

As a percent of total loans:
Nonaccrual loans	0.62	0.60	2
Accruing TDRs	0.76	1.29	(53)
Nonaccrual loans and accruing TDRs	1.38	1.89	(51)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.75	0.77	(2)
Nonperforming assets and accruing TDRs	1.51	2.06	(55)

As a percent of total assets:
Nonaccrual loans	0.50	0.46	4
Nonperforming assets	0.60	0.59	1
Accruing TDRs	0.61	0.98	(37)
Nonperforming assets and accruing TDRs	1.21	1.57	(36)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

				September 30, 2018	September 30, 2018
	September 30,	December 31,	September 30,	compared to	compared to
	2018	2017	2017	December 31, 2017	September 30, 2017
ASSETS
Cash and due from banks	$ 18,859	$ 21,534	$ 22,315	(12.4)%	(15.5)%
Interest-bearing deposits with other banks	29,918	10,286	21,601	190.9	38.5
Cash and cash equivalents	48,777	31,820	43,916	53.3	11.1

Investment securities available for sale (at fair value)	167,675	196,955	213,390	(14.9)	(21.4)
Investment securities held to maturity	6,037	6,247	6,241	(3.4)	(3.3)
Equity securities, at fair value	649	-	-	-	-

Loans	1,180,557	1,093,514	1,047,247	8.0	12.7
Less: allowance for credit losses	(10,328)	(9,781)	(9,295)	5.6	(11.1)
Loans, net	1,170,229	1,083,733	1,037,952	8.0	12.7

Premises and equipment, net	23,252	23,054	23,124	0.9	0.6
Goodwill	27,618	27,618	27,909	-	(1.0)
Other intangible assets, net	4,088	4,719	4,831	(13.4)	(15.4)
Other real estate owned, net	1,518	1,794	1,809	(15.4)	(16.1)
Other assets	23,700	17,920	16,955	32.3	39.8

Total assets	$ 1,473,543	$ 1,393,860	$ 1,376,127	5.7	7.1

LIABILITIES
Noninterest-bearing deposits	$ 331,766	$ 328,322	$ 326,020	1.0	1.8
Interest-bearing deposits	850,070	874,459	880,175	(2.8)	(3.4)
Total deposits	1,181,836	1,202,781	1,206,195	(1.7)	(2.0)

Short-term borrowings	114,043	21,734	1,469	424.7	7,663.3
Accrued expenses and other liabilities	6,245	5,609	5,815	11.3	7.4
Total liabilities	1,302,124	1,230,124	1,213,479	5.9	7.3

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	127	127	127	-	-
Additional paid in capital	65,730	65,256	64,949	0.7	1.2
Retained earnings	109,628	99,662	97,626	10.0	12.3
Accumulated other comprehensive (loss)	(4,066)	(1,309)	(54)	(210.6)	(7,429.6)
Total stockholders' equity	171,419	163,736	162,648	4.7	5.4

Total liabilities and stockholders' equity	$ 1,473,543	$ 1,393,860	$ 1,376,127	5.7	7.1

Period-end common shares outstanding	12,748	12,688	12,687	0.5	0.5
Book value per common share	$ 13.45	$ 12.90	$ 12.82	4.3	4.9

Shore Bancshares, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2018	2017	% Change	2018	2017	% Change
INTEREST INCOME
Interest and fees on loans	$ 13,205	$ 11,771	12.2%	$ 37,880	$ 31,762	19.3%
Interest on investment securities:
Taxable	947	1,035	(8.5)	2,950	2,799	5.4
Tax-exempt	-	-	-	-	3	(100.0)
Interest on deposits with other banks	84	131	(35.9)	183	269	(32.0)
Total interest income	14,236	12,937	10.0	41,013	34,833	17.7

INTEREST EXPENSE
Interest on deposits	826	607	36.1	1,954	1,656	18.0
Interest on short-term borrowings	463	4	11,475.0	1,150	18	6,288.9
Total interest expense	1,289	611	111.0	3,104	1,674	85.4

NET INTEREST INCOME	12,947	12,326	5.0	37,909	33,159	14.3
Provision for credit losses	307	345	(11.0)	1,214	1,746	(30.5)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,640	11,981	5.5	36,695	31,413	16.8

NONINTEREST INCOME
Service charges on deposit accounts	982	945	3.9	2,834	2,657	6.7
Trust and investment fee income	383	389	(1.5)	1,197	1,122	6.7
Gains on sales and calls of investment securities	-	5	(100.0)	-	5	(100.0)
Insurance agency commissions	2,170	2,088	3.9	7,015	6,939	1.1
Other noninterest income	1,175	998	17.7	3,133	2,688	16.6
Total noninterest income	4,710	4,425	6.4	14,179	13,411	5.7

NONINTEREST EXPENSE
Salaries and wages	5,516	5,203	6.0	16,372	14,508	12.8
Employee benefits	1,271	1,197	6.2	4,157	3,564	16.6
Occupancy expense	767	696	10.2	2,303	1,950	18.1
Furniture and equipment expense	251	286	(12.2)	813	803	1.2
Data processing	963	922	4.4	2,580	2,809	(8.2)
Directors' fees	145	99	46.5	411	281	46.3
Amortization of intangible assets	281	115	144.3	631	203	210.8
FDIC insurance premium expense	193	189	2.1	612	398	53.8
Other real estate owned expenses, net	166	195	(14.9)	125	358	(65.1)
Legal and professional fees	463	493	(6.1)	1,432	1,855	(22.8)
Other noninterest expenses	1,270	1,325	(4.2)	4,140	3,841	7.8
Total noninterest expense	11,286	10,720	5.3	33,576	30,570	9.8

Income before income taxes	6,064	5,686	6.6	17,298	14,254	21.4
Income tax expense	1,610	2,274	(29.2)	4,395	5,690	(22.8)

NET INCOME	$ 4,454	$ 3,412	30.5	$ 12,903	$ 8,564	50.7

Weighted average shares outstanding - basic	12,748	12,687	0.5	12,736	12,679	0.4
Weighted average shares outstanding - diluted	12,761	12,718	0.3	12,749	12,736	0.1

Basic net income per common share	$ 0.35	$ 0.27	29.6	$ 1.01	$ 0.68	48.5
Diluted net income per common share	0.35	0.27	29.6	1.01	0.67	50.7
Dividends paid per common share	0.08	0.05	60.0	0.23	0.15	53.3

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2018		2017		2018		2017
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$ 1,174,513	4.47%	$ 1,034,553	4.54%	$ 1,140,925	4.45%	$ 956,694	4.46%
Investment securities (1)
Taxable	178,572	2.12	218,675	1.89	186,936	2.10	198,383	1.88
Tax-exempt	-	-	-	-	-	-	116	5.41
Interest-bearing deposits	17,488	1.91	42,204	1.23	13,542	1.80	34,506	1.04
Total earning assets	1,370,573	4.13%	1,295,432	3.98%	1,341,403	4.10%	1,189,699	3.93%
Cash and due from banks	17,790		16,232		17,031		14,988
Other assets	79,065		75,611		78,243		61,537
Allowance for credit losses	(10,354)		(9,300)		(10,173)		(9,072)
Total assets	$ 1,457,074		$ 1,377,975		$ 1,426,504		$ 1,257,152

Interest-bearing liabilities
Demand deposits	$ 221,905	0.32%	$ 224,180	0.23%	$ 214,317	0.26%	$ 206,033	0.18%
Money market and savings deposits	373,357	0.14	378,711	0.12	378,404	0.13	325,660	0.12
Brokered deposits	25,507	2.01	-	-	12,157	2.09	-	-
Certificates of deposit $100,000 or more	97,563	0.69	123,538	0.50	98,772	0.58	121,508	0.51
Other time deposits	145,130	0.57	164,459	0.50	148,107	0.50	151,179	0.54
Interest-bearing deposits	863,462	0.36	890,888	0.27	851,757	0.30	804,380	0.28
Short-term borrowings	87,925	2.09	2,274	0.62	78,945	1.95	3,997	0.59
Total interest-bearing liabilities	951,387	0.52%	893,162	0.27%	930,702	0.44%	808,377	0.28%
Noninterest-bearing deposits	329,383		320,006		322,748		285,324
Accrued expenses and other liabilities	6,005		5,256		5,766		5,109
Stockholders' equity	170,299		159,551		167,288		158,342
Total liabilities and stockholders' equity	$ 1,457,074		$ 1,377,975		$ 1,426,504		$ 1,257,152

Net interest spread		3.61%		3.71%		3.66%		3.65%
Net interest margin		3.76%		3.79%		3.79%		3.75%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, for the third quarter of 2018 and the year to date period in 2018 and 35% for all quarters during 2017, exclusive of the alternative minimum tax rate and and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	Q3 2018		Q3 2018
	2018	2018	2018	2017	2017	compared to		compared to
	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2018		Q3 2017
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 12,975	$ 12,661	$ 12,357	$ 12,430	$ 12,384	2.5%		4.8%
Less: Taxable-equivalent adjustment	28	28	28	61	58	-		(51.7)
Net interest income	12,947	12,633	12,329	12,369	12,326	2.5		5.0
Provision for credit losses	307	418	489	545	345	(26.6)		(11.0)
Noninterest income	4,710	4,540	4,929	4,339	4,425	3.7		6.4
Noninterest expense	11,286	10,828	11,462	10,632	10,720	4.2		5.3
Income before income taxes	6,064	5,927	5,307	5,531	5,686	2.3		6.6
Income tax expense	1,610	1,536	1,249	2,833	2,274	4.8		(29.2)
Net income	$ 4,454	$ 4,391	$ 4,058	$ 2,698	$ 3,412	1.4		30.5

Return on average assets	1.21%	1.24%	1.18%	0.78%	0.98%	(3)	bp	23	bp
Return on average equity	10.38	10.58	9.97	6.53	8.48	(20)		190
Return on average tangible equity (1)	13.36	13.65	12.70	8.36	10.84	(29)		254
Net interest margin	3.76	3.79	3.83	3.81	3.79	(3)		(3)
Efficiency ratio - GAAP	63.92	63.05	66.42	63.63	64.00	87		(8)
Efficiency ratio - Non-GAAP (1)	62.23	61.56	65.67	62.73	63.11	67		(88)

PER SHARE DATA
Basic net income per common share	$ 0.35	$ 0.34	$ 0.32	$ 0.21	$ 0.27	2.9%		29.6%
Diluted net income per common share	0.35	0.34	0.32	0.21	0.27	2.9		29.6
Dividends paid per common share	0.08	0.08	0.07	0.07	0.05	-		60.0
Book value per common share at period end	13.45	13.19	12.95	12.90	12.82	2.0		4.9
Tangible book value per common share at period end (1)	10.96	10.68	10.42	10.36	10.24	2.6		7.0
Market value at period end	17.82	19.02	18.86	16.70	16.65	(6.3)		7.0
Market range:
High	19.84	20.09	19.80	18.49	17.34	(1.2)		14.4
Low	16.63	17.92	16.28	15.74	15.97	(7.2)		4.1

AVERAGE BALANCE SHEET DATA
Loans	$ 1,174,513	$ 1,141,296	$ 1,106,213	$ 1,062,980	$ 1,034,553	2.9%		13.5%
Investment securities	178,572	186,453	197,285	211,910	218,675	(4.2)		(18.3)
Earning assets	1,370,573	1,341,050	1,313,249	1,294,768	1,295,432	2.2		5.8
Assets	1,457,074	1,425,947	1,396,001	1,378,553	1,377,975	2.2		5.7
Deposits	1,192,845	1,161,790	1,168,613	1,202,260	1,210,894	2.7		(1.5)
Stockholders' equity	170,299	166,480	165,070	163,893	159,551	2.3		6.7

CREDIT QUALITY DATA
Net charge-offs	$ 100	$ 84	$ 352	$ 59	$ 182	19.0%		(45.1)%

Nonaccrual loans	$ 7,362	$ 6,757	$ 7,009	$ 4,971	$ 6,289	9.0		17.1
Loans 90 days past due and still accruing	3	-	61	639	5	-		(40.0)
Other real estate owned	1,518	1,569	1,569	1,794	1,809	(3.3)		(16.1)
Total nonperforming assets	$ 8,883	$ 8,326	$ 8,639	$ 7,404	$ 8,103	6.7		9.6

Accruing troubled debt restructurings (TDRs)	$ 8,933	$ 9,620	$ 9,726	$ 13,326	$ 13,493	(7.1)		(33.8)

Total nonperforming assets and accruing TDRs	$ 17,816	$ 17,946	$ 18,365	$ 20,730	$ 21,596	(0.7)		(17.5)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.63%	11.58%	11.60%	11.75%	11.82%	5	bp	(19)	bp
Period-end tangible equity to tangible assets (1)	9.69	9.59	9.55	9.65	9.67	10		2

Annualized net charge-offs to average loans	0.03	0.03	0.13	0.02	0.07	-		(4)

Allowance for credit losses as a percent of:
Period-end loans	0.87	0.87	0.89	0.89	0.89	-		(2)
Nonaccrual loans	140.29	149.79	141.50	196.76	147.80	(950)		(751)
Nonperforming assets	116.27	121.56	114.80	132.10	114.71	(529)		156
Accruing TDRs	115.62	105.21	101.97	73.40	68.89	1,041		4,673
Nonperforming assets and accruing TDRs	57.97	56.40	54.00	47.18	43.04	157		1,493

As a percent of total loans:
Nonaccrual loans	0.62	0.58	0.63	0.45	0.60	4		2
Accruing TDRs	0.76	0.83	0.87	1.22	1.29	(7)		(53)
Nonaccrual loans and accruing TDRs	1.38	1.42	1.50	1.67	1.89	(4)		(51)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.75	0.72	0.77	0.68	0.77	3		(2)
Nonperforming assets and accruing TDRs	1.51	1.55	1.64	1.89	2.06	(4)		(55)

As a percent of total assets:
Nonaccrual loans	0.50	0.47	0.49	0.36	0.46	3		4
Nonperforming assets	0.60	0.57	0.61	0.53	0.59	3		1
Accruing TDRs	0.61	0.66	0.68	0.96	0.98	(5)		(37)
Nonperforming assets and accruing TDRs	1.21	1.24	1.29	1.49	1.57	(3)		(36)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						Q3 2018	Q3 2018
						compared to	compared to
	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2018	Q3 2017
INTEREST INCOME
Interest and fees on loans	$ 13,205	$ 12,631	$ 12,044	$ 11,855	$ 11,771	4.5%	12.2%
Interest on investment securities:
Taxable	947	982	1,021	1,048	1,035	(3.6)	(8.5)
Interest on deposits with other banks	84	61	38	65	131	37.7	(35.9)
Total interest income	14,236	13,674	13,103	12,968	12,937	4.1	10.0

INTEREST EXPENSE
Interest on deposits	826	580	548	586	607	42.4	36.1
Interest on short-term borrowings	463	461	226	13	4	0.4	11,475.0
Total interest expense	1,289	1,041	774	599	611	23.8	111.0

NET INTEREST INCOME	12,947	12,633	12,329	12,369	12,326	2.5	5.0
Provision for credit losses	307	418	489	545	345	(26.6)	(11.0)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,640	12,215	11,840	11,824	11,981	3.5	5.5

NONINTEREST INCOME
Service charges on deposit accounts	982	947	905	971	945	3.7	3.9
Trust and investment fee income	383	414	400	410	389	(7.5)	(1.5)
Gains on sales and calls of investment securities	-	-	-	-	5	-	(100.0)
Insurance agency commissions	2,170	2,151	2,694	1,898	2,088	0.9	3.9
Other noninterest income	1,175	1,028	930	1,060	998	14.3	17.7
Total noninterest income	4,710	4,540	4,929	4,339	4,425	3.7	6.4

NONINTEREST EXPENSE
Salaries and wages	5,516	5,383	5,473	5,503	5,203	2.5	6.0
Employee benefits	1,271	1,369	1,517	1,081	1,197	(7.2)	6.2
Occupancy expense	767	755	781	746	696	1.6	10.2
Furniture and equipment expense	251	275	287	232	286	(8.7)	(12.2)
Data processing	963	720	897	871	922	33.8	4.4
Directors' fees	145	152	114	99	99	(4.6)	46.5
Amortization of intangible assets	281	239	111	112	115	17.6	144.3
FDIC insurance premium expense	193	214	205	201	189	(9.8)	2.1
Other real estate owned expenses, net	166	5	(46)	(86)	185	3,220.0	(10.3)
Legal and professional fees	463	505	464	453	493	(8.3)	(6.1)
Other noninterest expenses	1,270	1,211	1,659	1,420	1,335	4.9	(4.9)
Total noninterest expense	11,286	10,828	11,462	10,632	10,720	4.2	5.3

Income before income taxes	6,064	5,927	5,307	5,531	5,686	2.3	6.6
Income tax expense	1,610	1,536	1,249	2,833	2,274	4.8	(29.2)

NET INCOME	$ 4,454	$ 4,391	$ 4,058	$ 2,698	$ 3,412	1.4	30.5

Weighted average shares outstanding - basic	12,748	12,744	12,715	12,688	12,687	0.0	0.5
Weighted average shares outstanding - diluted	12,761	12,757	12,731	12,750	12,718	0.0	0.3

Basic net income per common share	$ 0.35	$ 0.34	$ 0.32	$ 0.21	$ 0.27	2.9	29.6
Diluted net income per common share	0.35	0.34	0.32	0.21	0.27	2.9	29.6
Dividends paid per common share	0.08	0.08	0.07	0.07	0.05	-	60.0

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											Q3 2018	Q3 2018
											compared to	compared to
	Q3 2018		Q2 2018		Q1 2018		Q4 2017		Q3 2017		Q2 2018	Q3 2017
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	1,174,513	4.47%	$ 1,141,296	4.45%	$ 1,106,213	4.44%	$ 1,062,980	4.45%	$ 1,034,553	4.54%	2.9%	13.5%
Investment securities (1)
Taxable	178,572	2.12	186,453	2.11	197,285	2.07	211,910	1.98	218,675	1.89	(4.2)	(18.3)
Interest-bearing deposits	17,488	1.91	13,301	1.82	9,751	1.60	19,878	1.30	42,204	1.23	31.5	(58.6)
Total earning assets	1,370,573	4.13%	1,341,050	4.10%	1,313,249	4.06%	1,294,768	3.99%	1,295,432	3.98%	2.2	5.8
Cash and due from banks	17,790		16,905		16,384		18,589		16,232		5.2	9.6
Other assets	79,065		78,185		76,336		74,700		75,611		1.1	4.6
Allowance for credit losses	(10,354)		(10,193)		(9,968)		(9,504)		(9,300)		1.6	11.3
Total assets	$ 1,457,074		$ 1,425,947		$ 1,396,001		$ 1,378,553		$ 1,377,975		2.2	5.7

Interest-bearing liabilities
Demand deposits	$ 221,905	0.32%	$ 204,068	0.21%	$ 216,808	0.23%	$ 222,321	0.24%	$ 224,180	0.23%	8.7	(1.0)
Money market and savings deposits	373,357	0.14	381,047	0.13	380,890	0.13	382,438	0.12	378,711	0.12	(2.0)	(1.4)
Brokered deposits	25,507	2.01	10,684	1.96	-	-	-	-	-	-	138.7	-
Certificates of deposit $100,000 or more	97,563	0.69	96,873	0.54	101,929	0.50	110,458	0.49	123,538	0.50	0.7	(21.0)
Other time deposits	145,130	0.57	146,946	0.45	152,321	0.48	158,241	0.49	164,459	0.50	(1.2)	(11.8)
Interest-bearing deposits	863,462	0.36	839,618	0.27	851,948	0.26	873,458	0.27	890,888	0.27	2.8	(3.1)
Short-term borrowings	87,925	2.09	91,980	2.01	56,586	1.62	6,087	0.86	2,274	0.62	(4.4)	3,766.5
Total interest-bearing liabilities	951,387	0.52%	931,598	0.44%	908,534	0.35%	879,545	0.27%	893,162	0.27%	2.1	6.5
Noninterest-bearing deposits	329,383		322,172		316,665		328,802		320,006		2.2	2.9
Accrued expenses and other liabilities	6,005		5,697		5,732		6,313		5,256		5.4	14.3
Stockholders' equity	170,299		166,480		165,070		163,893		159,551		2.3	6.7
Total liabilities and stockholders' equity	$ 1,457,074		$ 1,425,947		$ 1,396,001		$ 1,378,553		$ 1,377,975		2.2	5.7

Net interest spread		3.61%		3.66%		3.71%		3.72%		3.71%
Net interest margin		3.76%		3.79%		3.83%		3.81%		3.79%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, for the first, second and third quarter of 2018 and 35.0% for all quarters during 2017, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	9/30/2018	9/30/2017

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 4,454	$ 4,391	$ 4,058	$ 2,698	$ 3,412	$ 12,903	$ 8,564
Net income - annualized (A)	$ 17,671	$ 17,612	$ 16,457	$ 10,704	$ 13,537	$ 17,251	$ 11,450

Net income, excluding net amortization of intangible assets	$ 4,664	$ 4,574	$ 4,143	$ 2,766	$ 3,482	$ 13,374	$ 8,687

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 18,504	$ 18,346	$ 16,802	$ 10,974	$ 13,814	$ 17,881	$ 11,614

Average stockholders' equity (C)	$ 170,299	$ 166,480	$ 165,070	$ 163,893	$ 159,551	$ 167,288	$ 158,342
Less: Average goodwill and other intangible assets	(31,810)	(32,088)	(32,721)	(32,678)	(32,097)	(32,203)	(19,493)
Average tangible equity (D)	$ 138,489	$ 134,392	$ 132,349	$ 131,215	$ 127,454	$ 135,085	$ 138,849

Return on average equity (GAAP) (A)/(C)	10.38%	10.58%	9.97%	6.53%	8.48%	10.31%	7.23%
Return on average tangible equity (Non-GAAP) (B)/(D)	13.36%	13.65%	12.70%	8.36%	10.84%	13.24%	8.36%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 11,286	$ 10,828	$ 11,462	$ 10,632	$ 10,720	$ 33,576	$ 30,570
Less: Amortization of intangible assets	(281)	(239)	(111)	(112)	(115)	(631)	(203)
Adjusted noninterest expense (F)	$ 11,005	$ 10,589	$ 11,351	$ 10,520	$ 10,605	$ 32,945	$ 30,367

Net interest income (G)	12,947	12,633	12,329	12,369	12,326	37,909	33,159
Add: Taxable-equivalent adjustment	28	28	28	61	58	84	180
Taxable-equivalent net interest income (H)	$ 12,975	$ 12,661	$ 12,357	$ 12,430	$ 12,384	$ 37,993	$ 33,339

Noninterest income (I)	$ 4,710	$ 4,540	$ 4,929	$ 4,339	$ 4,425	$ 14,179	13,411
Less: Investment securities (gains)	-	-	-	-	(5)	-	(5)
Adjusted noninterest income (J)	$ 4,710	$ 4,540	$ 4,929	$ 4,339	$ 4,420	$ 14,179	$ 13,406

Efficiency ratio (GAAP) (E)/(G)+(I)	63.92%	63.05%	66.42%	63.63%	64.00%	64.46%	65.64%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	62.23%	61.56%	65.67%	62.73%	63.11%	63.15%	64.96%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (L)	$ 171,419	$ 168,115	$ 164,977	$ 163,736	$ 162,648
Less: Goodwill and other intangible assets	(31,706)	(31,987)	(32,226)	(32,337)	(32,740)
Tangible equity (M)	$ 139,713	$ 136,128	$ 132,751	$ 131,399	$ 129,908

Shares outstanding (N)	12,748	12,747	12,736	12,688	12,687

Book value per common share (GAAP) (L)/(N)	$ 13.45	$ 13.19	$ 12.95	$ 12.90	$ 12.82
Tangible book value per common share (Non-GAAP) (M)/(N)	$ 10.96	$ 10.68	$ 10.42	$ 10.36	$ 10.24

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (O)	$ 171,419	$ 168,115	$ 164,977	$ 163,736	$ 162,648
Less: Goodwill and other intangible assets	(31,706)	(31,987)	(32,226)	(32,337)	(32,740)
Tangible equity (P)	$ 139,713	$ 136,128	$ 132,751	$ 131,399	$ 129,908

Assets (Q)	$ 1,473,543	$ 1,451,714	$ 1,421,606	$ 1,393,860	$ 1,376,127
Less: Goodwill and other intangible assets	(31,706)	(31,987)	(32,226)	(32,337)	(32,740)
Tangible assets (R)	$ 1,441,837	$ 1,419,727	$ 1,389,380	$ 1,361,523	$ 1,343,387

Period-end equity/assets (GAAP) (O)/(Q)	11.63%	11.58%	11.60%	11.75%	11.82%
Period-end tangible equity/tangible assets (Non-GAAP) (P)/(R)	9.69%	9.59%	9.55%	9.65%	9.67%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Senior Vice President and Chief Financial Officer, 410-763-7800